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                           WINTHROP OPPORTUNITY FUNDS
    WINTHROP DEVELOPING MARKETS FUND AND WINTHROP INTERNATIONAL EQUITY FUND
                                 (THE 'FUNDS')
       SUPPLEMENT DATED MAY 1, 1997 TO PROSPECTUS DATED JANUARY 24, 1997

  For the period May 1, 1997 through October 31, 1997, the Adviser and Subadviser have agreed to continue to voluntarily reduce their management fees by the amount that Total Fund Operating Expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. After October 31, 1997, the Adviser and Subadviser may, in their sole discretion, determine to discontinue this practice with respect to either Fund.